SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 14, 2006

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2006, Sirenza Microdevices, Inc. (“Sirenza”, or the “Company”) entered into an Agreement and Plan of Merger, by and among the Company, Metric Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Micro Linear Corporation, a Delaware corporation (“Micro Linear”) (the “Merger Agreement”), by which the Company has agreed to acquire Micro Linear (the “Merger”). The Merger Agreement provides for Sirenza’s acquisition of Micro Linear by a reverse triangular merger. The Merger Agreement is described in our Current Report on Form 8-K filed on August 15, 2006. A copy of the Merger Agreement is filed herewith as Exhibit 2.1.

Concurrently with the execution of the Merger Agreement, the Company entered into voting agreements with certain of the directors and officers of Micro Linear (the “Voting Agreements”), pursuant to which those directors and officers have agreed to vote their respective shares of Micro Linear common stock in favor of the approval of the principal terms of the Merger Agreement and the Merger. A copy of the form of Voting Agreement is filed herewith as Exhibit 10.1.

The summary of the agreements above is qualified by reference to the Merger Agreement and the Voting Agreement, which are attached as exhibits hereto and incorporated by reference herein.

Additional Information and Where to Find It.

This Current Report on Form 8-K is not a proxy statement or a prospectus for the proposed transaction. Sirenza will file a registration statement on Form S-4 in connection with the proposed transaction, which will include Micro Linear’s proxy statement and Sirenza’s prospectus for the proposed transaction. Investors are urged to read the proxy statement/prospectus, which will contain important information about the proposed transaction, when it becomes available. The proxy statement/prospectus and other documents which are filed by Sirenza or Micro Linear with the Securities and Exchange Commission (the “SEC”) will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made by Sirenza to Sirenza Microdevices, Inc., 303 S. Technology Court, Broomfield, CO 80021, Attention: Investor Relations or by directing a request when such a filing is made by Micro Linear to Micro Linear Corporation, 2050 Concourse Drive, San Jose, CA 95131, Attention: Investor Relations.

Micro Linear, its directors and certain of its executive officers, as well as Sirenza, its directors and certain of its executive officers, may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Micro Linear and their respective interests in the proposed transaction will be set forth in the proxy statement/prospectus that Sirenza and Micro Linear will file with the SEC in connection with the proposed transaction. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits 2.1 and 10.1 are being filed herewith pursuant to Item 1.01.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of August 14, 2006, by and among Sirenza Microdevices, Inc., Metric Acquisition Corporation and Micro Linear Corporation.

10.1	Form of Micro Linear Corporation Voting Agreement, dated August 14, 2006, between Sirenza Microdevices, Inc., Metric Acquisition Corporation, and certain stockholders of Micro Linear Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Gerald Hatley
Gerald Hatley
Vice President, Controller and Chief Accounting Officer

Date: August 16, 2006

SIRENZA MICRODEVICES, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of August 14, 2006, by and among Sirenza Microdevices, Inc., Metric Acquisition Corporation and Micro Linear Corporation.

10.1	Form of Micro Linear Corporation Voting Agreement, dated August 14, 2006, between Sirenza Microdevices, Inc., Metric Acquisition Corporation, and certain stockholders of Micro Linear Corporation.